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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   January 30, 2002
                                                          ---------------------

ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2002 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2002-1)


                  ABN AMRO Mortgage Corporation Series 2002-1
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         333-73036-02                                363886007
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  (Commission File Number)              (I.R.S. Employer Identification No.)

         135 South LaSalle Street
         Chicago, Illinois                                    60603
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         (Address of Principal Executive Offices)           (Zip Code)


                                 (312) 904-2000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.

         Description of the Certificates and the Mortgage Pool.

         On January 30, 2002, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of January 1, 2002, among ABN AMRO Mortgage Corporation, as depositor (the "Depositor"), ABN AMRO Mortgage Group, Inc., as servicer and JPMorgan Chase Bank, as trustee. The Certificates consist of twenty-one classes identified as the "Class IA-1 Certificates", "Class IA-2 Certificates", "Class IA-3 Certificates", "Class IA-4 Certificates", the "Class IA-P Certificates", the "Class IIA-1 Certificates", the "Class IIA-P Certificates", "Class IIA-X Certificates", the "Class IM Certificates", the "Class IIM Certificates", the "Class IB-1 Certificates", the "Class IIB-1 Certificates", the "Class IB-2 Certificates", the "Class IIB-2 Certificates", the "Class IB-3 Certificates", the "Class IIB-3 Certificates", the "Class IB-4 Certificates", the "Class IIB-4 Certificates", the "Class IB-5 Certificates", the "Class IIB-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to four-unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on January 1, 2002 (the "Cut-off Date"), an aggregate principal balance of approximately $548,737,709 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from ABN AMRO Mortgage Group, Inc. ("AAMGI") pursuant to a Mortgage Loan Purchase Agreement (the "AAMGI Mortgage Loan Purchase Agreement") dated January 30, 2002, attached hereto as
Exhibit 4.2, between AAMGI as seller and the Depositor as purchaser. The Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-P, Class IIA-1, Class IIA-P, Class IIA-X, Class IM, Class IIM, Class IB-1, Class IIB-1, Class IB-2, Class IIB-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated December 10, 2001, and a Prospectus Supplement, dated January 28, 2002, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated January 28, 2002, attached hereto as Exhibit 1.1, among the Depositor, ABN AMRO North America, Inc. ("AANA"), Goldman, Sachs & Co. ("Goldman") and ABN AMRO Incorporated ("AAI") (Goldman and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated January 28, 2002, attached hereto as Exhibit 1.2, among the Depositor, ABN AMRO North America, Inc. ("AANA") and the Underwriters. The Depositor sold the Class IB-3, Class IIB-3 Class IB-4 Class IIB-4 Class IB-5 and Class IIB-5 Certificates to Goldman as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated January 30, 2002, among the Depositor, AANA and the Initial Purchaser.

         Each Class of Certificates will have an approximate initial certificate principal balance ("Certificate Balance") or a certificate notional balance ("Notional Amount"). The Class IA-1 Certificates have an approximate initial aggregate Certificate Balance of $50,384,364. The Class IA-2 Certificates have an approximate initial aggregate Certificate Balance of $357,650,000. The Class IA-3 Certificates have an approximate initial aggregate Certificate Balance of $32,419,604. The Class IA-4 Certificates have an approximate initial aggregate Notional Amount of $32,419,604. The Class IA-P Certificates have an approximate initial aggregate Certificate Balance of $154,824. The Class IIA-1 Certificates have an approximate initial aggregate Certificate Balance of $99,659,000. The Class IIA-P Certificates have an approximate initial aggregate Certificate Balance of $1,115,416. The Class IIA-X Certificates have an approximate initial aggregate Notional Amount of $2,552,588. The Class IM Certificates have an approximate initial aggregate Certificate Balance of $6,359,000. The Class IIM Certificates have an approximate initial aggregate Certificate Balance of $613,000. The Class IB-1 Certificates have an approximate initial aggregate Certificate Balance of $2,726,000. The Class IIB-1 Certificates have an approximate initial aggregate Certificate Balance of $255,000. The Class IB-2 Certificates have an approximate initial aggregate Certificate Balance of $1,817,000. The Class IIB-2 Certificates have an approximate initial aggregate Certificate Balance of $153,000. The Class IB-3 Certificates have an approximate initial aggregate Certificate Balance of $1,135,000. The Class IIB-3 Certificates have an approximate initial aggregate Certificate Balance of $102,000. The Class IB-4 Certificates have an approximate initial aggregate Certificate Balance of $681,000. The Class IIB-4 Certificates have an approximate initial aggregate Certificate Balance of $102,000. The Class IB-5 Certificates have an approximate initial aggregate Certificate Balance of $909,470. The Class IIB-5 Certificates have an approximate initial aggregate Certificate Balance of $103,173. The Class R Certificate has an initial Certificate Principal Balance of $100.

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Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits


Exhibit
  No.        Document Description
-------      --------------------

1.1 Underwriting Agreement, dated as of January 28, 2002, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Goldman, Sachs & Co.

1.2 Terms Agreement, dated January 28, 2002, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Goldman, Sachs & Co.

4.1 Pooling and Servicing Agreement, dated as of January 1, 2002, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc. as servicer, and JPMorgan Chase Bank as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of January 30, 2002, between ABN AMRO Mortgage Group, Inc. as seller and ABN AMRO Mortgage Corporation as purchaser.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ABN AMRO MORTGAGE CORPORATION
                                             (Registrant)




Dated: January 30, 2002              By:        /s/ Maria Fregosi
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                                         Name:  Maria Fregosi
                                         Title: Vice-President


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                                INDEX TO EXHIBITS



Exhibit
  No.        Document Description
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1.1          Underwriting Agreement, dated as of January 28, 2002, among ABN
             AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO
             Incorporated and Goldman, Sachs & Co..

1.2 Terms Agreement, dated January 28, 2002, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO Incorporated and Goldman, Sachs & Co.

4.1 Pooling and Servicing Agreement, dated as of January 1, 2002, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc. as servicer, and JPMorgan Chase Bank as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of January 30, 2002, between ABN AMRO Mortgage Group, Inc. as seller and ABN AMRO Mortgage Corporation as purchaser.